                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         Gentiva Health Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         [LOGO] GENTIVA HEALTH SERVICES

                                                         April 10, 2003


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Gentiva Health Services, Inc. to be held on Friday, May 16, 2003 at 9:30 a.m. at the Fleet Auditorium located at 300 Broad Hollow Road, Melville, New York 11747-8943.

     Details about the meeting, nominees for the Board of Directors and other matters to be acted upon are presented in the Notice of Annual Meeting and Proxy Statement that follow. We would appreciate your signing, dating and returning the enclosed proxy in the envelope provided for that purpose so that your shares may be represented and voted at the Annual Meeting.

     Thank you for your continued support, and we look forward to greeting you personally if you are able to be present.


                                          Sincerely,

                                          /s/ Ronald A. Malone

                                          Ronald A. Malone
                                          CHAIRMAN AND
                                          CHIEF EXECUTIVE OFFICER

                          GENTIVA HEALTH SERVICES, INC.

                           3 HUNTINGTON QUADRANGLE 2S
                         MELVILLE, NEW YORK 11747-8943

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2003
                          ----------------------------

     The Annual Meeting of Shareholders of Gentiva Health Services, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 16, 2003, at 9:30 a.m., New York time, at the Fleet Auditorium located at 300 Broad Hollow Road, Melville, New York 11747-8943 for the following purposes:

     1.   To elect three directors, each to serve for a term of three years;

     2. To consider and vote upon a proposal to ratify and approve the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP, as independent accountants of the Company for the fiscal year ending December 28, 2003; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at such meeting or any adjournments thereof.


                                       By Order of the Board of Directors

                                       /s/ John R. Potapchuk

                                       John R. Potapchuk
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                       OFFICER, TREASURER AND SECRETARY


Dated: April 10, 2003
Melville, New York

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A STAMPED REPLY ENVELOPE IS ENCLOSED FOR THAT PURPOSE. IF YOU DO ATTEND AND DECIDE TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY.

                         [LOGO] GENTIVA HEALTH SERVICES


                                 PROXY STATEMENT

     The 2003 Annual Meeting of Shareholders of Gentiva Health Services, Inc. (the "Company" or "Gentiva") will be held on Friday, May 16, 2003, at 9:30 a.m. at the Fleet Auditorium, located at 300 Broad Hollow Road, Melville, New York 11747-8943 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is soliciting proxies to be used at the Annual Meeting and any adjournment and is furnishing this Proxy Statement and the accompanying proxy in connection with its solicitation. Only shareholders of record at the close of business on March 21, 2003 are entitled to vote at such meeting. This Proxy Statement and the accompanying proxy are first being sent or given to shareholders on or about April 10, 2003.

     A shareholder who executes and returns the accompanying proxy may revoke it at any time before it is voted by giving notice in writing to the Secretary of the Company, by granting a subsequent proxy or by appearing in person and voting at the meeting. Any shareholder attending the meeting and entitled to vote may vote in person whether or not the shareholder has previously submitted a proxy. Common Stock of the Company held by shareholders who are "shareowners of record" (meaning the shares are registered directly in their name) and who sign their proxy card with no further instructions will be voted in accordance with the recommendations of Gentiva's Board of Directors (FOR all of the nominees to the Board of Directors and ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants). Common Stock held by shareholders who are "beneficial owners" (meaning that the shares are held in a stock brokerage account or by a bank or other nominee) and who sign their proxy card with no further instructions will be voted in the discretion of the broker with respect to the election of directors and ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

     At the close of business on March 21, 2003, the record date for determining shareholders entitled to vote at the Annual Meeting, 26,756,446 shares of the Company's Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. A majority of all the shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting, and an inspector of election appointed for the meeting shall determine whether a quorum is present. Proxies marked as abstentions and "broker non-votes" (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner on a particular matter and such nominee does not possess or choose to exercise its discretionary voting authority) are counted in determining whether a quorum is present. Proxies marked as abstentions will have the effect of a negative vote. "Broker non-votes" will have no effect on the vote. Votes are counted by EquiServe Trust Company, N.A., the Company's independent transfer agent and registrar.

     The Company, whose principal executive offices are located at 3 Huntington Quadrangle 2S, Melville, New York 11747-8943, was incorporated in Delaware in August 1999 in contemplation of its split-off (the "Split-Off") from Olsten Corporation ("Olsten"), which was effective on March 15, 2000.

     A copy of the 2002 Annual Report to Shareholders, including a copy of the Company's 2002 Form 10-K, is also being mailed to you herewith. The Annual Report is not deemed part of the soliciting material for the proxy.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms and that the number of directors in each of the three classes shall be as nearly equal as possible. The Company's Board of Directors currently consists of nine members. Each class of directors is elected in a different year for a term extending to the Annual Meeting to be held three years later.

     Three directors are to be elected at the 2003 Annual Meeting to serve for terms ending at the 2006 Annual Meeting. All three of the directors in Class III, Stuart R. Levine, Mary O'Neil Mundinger and Stuart Olsten, are standing for re-election at this year's Annual Meeting.

     The vote of a plurality of the shares of Common Stock present or represented and entitled to vote at the meeting is required for election as a director. Proxies will be voted at the meeting (unless authority to do so is withheld) for the election as directors of the three nominees. If for any reason any of the nominees is not a candidate (which is not expected) when the election occurs, the proxies may be voted for a substitute nominee or nominees. The Board of Directors recommends that shareholders vote FOR the election of each of these nominees.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     The following information, as reported to the Company, is shown below for each nominee for director and each continuing director: name, age and principal occupation; period during which he or she has served as a director; position, if any, with the Company; certain business experience; other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.


NOMINEES FOR WHOM PROXIES WILL BE VOTED

CLASS III - NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2006

Stuart R. Levine . . . . . . . . . .  Mr. Levine has served as a director of the Company and a member of the Compensation, Corporate Governance and
                                      Nominating Committee of the Board since November 1999,
                                      serving as Chairman of such Committee since June 2002. He
                                      served as a director of Olsten Corporation from 1995 until
                                      March 2000. Since June 1996 he has served as the chairman
                                      and chief executive officer of Stuart Levine and Associates
                                      LLC, an international consulting and training company. From
                                      September 1992 to June 1996 he was chief executive officer of Dale Carnegie & Associates, Inc. He is the author of the best seller, The Leader in You. Mr. Levine currently serves as a trustee of North Shore - LIJ Health System, and for 15 years, until 1995, he served as a vice chairman of North
                                      Shore Hospital. Mr. Levine is 55 years old.

Mary O'Neil Mundinger. . . . . . . .  Dr. Mundinger has served as a director of the Company since
                                      November 2002. She is the Centennial Professor in Health
                                      Policy at the Columbia University School of Nursing and
                                      since 1986 has served as dean of Columbia's School of
                                      Nursing. Dr. Mundinger is an elected member of the Institute of Medicine of the National Academy of Sciences, the
                                      American Academy of Nursing and the New York Academy of
                                      Medicine. She is a director of Cell Therapeutics Inc.,
                                      UnitedHealth Group and Welch Allyn, Inc. Dr. Mundinger is 65
                                      years old.


Stuart Olsten. . . . . . . . . . . .  Mr. Olsten has served as a director of the Company since
                                      November 1999. He served as a director of Olsten Corporation from 1986 until March 2000. From February 1999 until March
                                      2000 he was the chairman of the board of directors of Olsten
                                      Corporation. He was vice chairman of Olsten Corporation from
                                      August 1994 to February 1999 and was president of Olsten
                                      Corporation from April 1990 to October 1998. Since April
                                      2001, he has been chairman of Olsten Venture Partners, which acquires and manages companies in the food service industry.
                                      Mr. Olsten is 50 years old.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE
NOMINEES.

DIRECTORS WHOSE TERM OF OFFICE DOES NOT EXPIRE AT THIS MEETING

CLASS I - CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

Victor F. Ganzi. . . . . . . . . . .  Mr. Ganzi has served as a director of the Company and
                                      Chairman of the Audit Committee of the Board since November
                                      1999. He served as a director of Olsten Corporation from
                                      1998 until March 2000. He has been president and chief
                                      executive officer of The Hearst Corporation, a private
                                      diversified communications company with interests in
                                      magazine, newspaper and business publishing, television and radio stations and cable programming networks, since June
                                      2002. He served as Hearst's executive vice president from
                                      March 1997 to June 2002 and its chief operating officer from
                                      March 1998 to June 2002. From 1992 to 1997, at various
                                      times, Mr. Ganzi served as Hearst's senior vice president, chief financial officer and chief legal officer. From March
                                      1995 until October 1999, he was also group head of Hearst's
                                      Books/Business Publishing Group. He is chairman of the board of directors of Hearst-Argyle Television, Inc. Mr. Ganzi is
                                      56 years old.

Josh S. Weston . . . . . . . . . . .  Mr. Weston has served as a director of the Company and a member of the Compensation, Corporate Governance and
                                      Nominating Committee of the Board since November 1999 and a member of the Audit Committee of the Board since June 2002.
                                      He served as a director of Olsten Corporation from 1995
                                      until March 2000. Since May 1998, he has been honorary
                                      chairman of Automatic Data Processing, Inc., a provider of computerized transaction processing, data communication and information services. He was chairman of Automatic Data
                                      Processing, Inc. from 1982 to April 1998 and was its chief executive officer from 1982 to August 1996. He is a director of Aegis Communications, Inc., Automatic Data Processing,
                                      Inc., J. Crew Inc. and Russ Berrie Corp. and a trustee of
                                      Atlantic Health Systems, Inc. Mr. Weston is 74 years old.

Gail R. Wilensky . . . . . . . . . .  Dr. Wilensky has served as a director of the Company since
                                      March 2000. She served as a member of the Audit Committee of the Board from March 2000 to February 14, 2003. She is
                                      currently the John M. Olin Senior Fellow at Project HOPE, an international health foundation, and Co-Chair of the
                                      President's Task Force To Improve Healthcare Delivery For
                                      Our Nation's Veterans. From 1997 - 2001, she chaired the
                                      Medicare Payment


                                      Advisory Commission. She served as deputy assistant to
                                      President George H. Bush for policy development from March
                                      1992 to January 1993 and as administrator of the Health Care
                                      Financing Administration from January 1990 to March 1992.
                                      She is an elected member of the Institute of Medicine and
                                      serves as a trustee of the Combined Benefits Fund of the
                                      United Mineworkers of America and the Research Triangle
                                      Institute. She is an advisor to the Robert Wood Johnson
                                      Foundation and The Commonwealth Fund. She is a director of
                                      Advanced Tissue Sciences, Cephalon, ManorCare, Quest
                                      Diagnostics, and UnitedHealth Group. Dr. Wilensky is 59
                                      years old.

CLASS II - CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2005

Edward A. Blechschmidt . . . . . . .  Mr. Blechschmidt has served as a director of the Company since November 1999 and served as president, chief executive officer and chairman of the board of directors of the
                                      Company from November 1999 until June 2002. He served as the chief executive officer and a director of Olsten Corporation from February 1999 until March 2000. He was also the
                                      president of Olsten Corporation from October 1998 until
                                      March 2000 and served as its chief operating officer from
                                      October 1998 to February 1999. From August 1996 to October
                                      1998 he was president and chief executive officer of Siemens
                                      Nixdorf Americas, an information technology company. He is a director of Lionbridge Technologies, Inc. and Neoforma, Inc.
                                      Mr. Blechschmidt is 50 years old.

Ronald A. Malone . . . . . . . . . .  Mr. Malone has served as chief executive officer and chairman of the board of directors of the Company since June
                                      2002. He served as executive vice president of the Company from March 2000 to June 2002 and as president of the
                                      Company's home health services division from January 2001 to
                                      June 2002. Prior to joining the Company, he served in
                                      various positions with Olsten Corporation including
                                      executive vice president of Olsten and president, Olsten
                                      Staffing Services, United States and Canada, from January
                                      1999 to March 2000. From 1994 to December 1998, he served
                                      successively as Olsten's senior vice president, southeast
                                      division; senior vice president, operations; and executive vice president, operations. Mr. Malone is 48 years old.

Raymond S. Troubh . . . . . . . . .   Mr. Troubh has served as a director of the Company and a
                                      member of the Compensation, Corporate Governance and
                                      Nominating Committee of the Board since November 1999 and as a member of the Audit Committee of the Board since May 2000.
                                      He served as a director of Olsten Corporation from 1993
                                      until March 2000. He has been a financial consultant for
                                      more than five years. He is Chairman of Enron Corp. and a
                                      director of ARIAD Pharmaceuticals, Inc., Diamond Offshore
                                      Drilling Inc., General American Investors Company, Hercules
                                      Incorporated, Triarc Companies and WHX Corporation. Mr.
                                      Troubh became a director of Enron Corp. in November 2001. He is also a Trustee of Petrie Stores Liquidating Trust. Mr.
                                      Troubh is 76 years old.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors manages or directs the management of the business and affairs of the Company. During the past fiscal year, the Board held seven regularly scheduled and special meetings. In 2002, the Board had two standing committees, an Audit Committee and a Nomination and Human Resources/Compensation Committee, whose principal functions are briefly described below. The Board of Directors renamed the Nomination and Human Resources/Compensation Committee in February 2003 as the Compensation, Corporate Governance and Nominating Committee and, at the same time, adopted a revised charter for the Committee. None of the members of either committee is an employee or officer of the Company, and none has a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. During 2002, each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and all committees on which the director served.

AUDIT COMMITTEE

     In 2002, the principal functions and responsibilities of the Audit Committee were:

     o overseeing Gentiva's internal control structure, financial reporting and legal and compliance program;

     o reviewing and selecting an independent accounting firm, subject to Board of Directors and shareholder ratification, to audit Gentiva's consolidated financial statements;

     o receiving and acting on reports and comments from Gentiva's independent accountants;

     o reviewing critical accounting principles and estimates employed in Gentiva's financial reporting;

     o reviewing Gentiva's annual audited consolidated financial statements and quarterly financial statements with management and Gentiva's independent accountants and recommending inclusion of the annual financial statements in Gentiva's annual report on Form 10-K;

     o maintaining direct lines of communication with the Board of Directors and Gentiva's management, internal auditing staff and independent accountants; and

     o reporting to the Board of Directors a summary of its findings and recommendations.

     Mr. Ganzi served as the Chairman, and Messrs. Troubh and Weston and Dr. Wilensky served as members, of the Audit Committee. The Committee met five times in 2002. In February 2003, the Board of Directors adopted a revised written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement. Dr. Wilensky resigned from the Audit Committee on February 14, 2003 but continues to serve as a member of the Company's Board of Directors. Messrs. Ganzi, Troubh and Weston continue to serve on the Audit Committee.

NOMINATION AND HUMAN RESOURCES/COMPENSATION COMMITTEE

     In 2002, the principal functions and responsibilities of the Nomination and Human Resources/Compensation Committee were:

     o overseeing and administering Gentiva's executive compensation policies, plans and practices;

     o establishing and adjusting from time to time compensation for the Chief Executive Officer and the other executive officers;

     o authorizing the issuance of stock options and stock awards in connection with the administration of Gentiva's stock plans;

     o overseeing succession planning for the Chief Executive Officer and other key executives;

     o seeking, considering and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the Annual Meeting; and

     o reporting to the Board of Directors a summary of its findings and recommendations.

     Mr. Levine served as Chairman, and Messrs. Troubh and Weston served as members, of the Nomination and Human Resources/Compensation Committee, which met four times in 2002. As mentioned above, in February 2003 the Board of Directors renamed this Committee the Compensation, Corporate Governance and Nominating Committee and adopted a revised written charter for the Committee. Messrs. Levine, Troubh and Weston continue to serve on this Committee.

     Shareholders desiring to recommend for consideration candidates for director may do so by writing to the Secretary of the Company giving the candidate's name, biographical data and qualifications. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

COMPENSATION OF DIRECTORS

     Each non-employee member of the Board of Directors receives an annual retainer fee of $25,000, up to half of which may be paid in cash on a quarterly basis with the remainder paid in shares of the Company's Common Stock. Non-employee directors may also defer the portion of their annual retainer fee paid in shares into a share unit account. In addition, any non-employee directors who serve as chairperson of a committee of the Board receive $5,000 annually for acting as chairperson. (In 2002, committee chairpersons received $2,000.) Non-employee directors also receive $1,000 for each Board meeting they attend ($500 if attendance is by telephone) and receive $1,500 for each committee meeting they attend ($750 if attendance is by telephone). (In 2002, non-employee directors received $1,000 for each committee meeting they attended and $500 if attendance was by telephone.) All directors, regardless of whether or not they are employees of the Company, receive reimbursement for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. In 2002, each non-employee director was awarded stock options exercisable for up to 10,000 shares of the Company's Common Stock.

     In 2002, the Company paid Dr. Wilensky $12,000 for consulting services she provided to the Company on federal legislative, regulatory and reimbursement developments in home health matters pursuant to a one-year consulting agreement that terminates on May 31, 2003 and provides for monthly payments of $2,000 to Dr. Wilensky as well as for reimbursement of reasonable out-of-pocket expenses she may incur in connection with performing her consulting services. The Company paid Mr. Blechschmidt $2,000 in 2002 for attending two board meetings as a director of a company in which the Company holds a minority interest. Pursuant to a cash tender offer for all of its outstanding stock options, the Company made a payment in 2002 of $98,598 to each of Mr. Ganzi and Dr. Wilensky, who each tendered 5,000 options to the Company. Payment was based on the difference between the applicable exercise price of each option tendered and the market value per share of the Company's Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 21, 2003, the amount of beneficial ownership of Gentiva's Common Stock by the executive officers of Gentiva who are named in the Summary Compensation Table; each director and nominee for director; each beneficial owner of more than five percent of Gentiva's Common Stock; and all executive officers and directors of Gentiva as a group. For the purpose of the table, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person or group has the right to acquire within 60 days after such date through the exercise of options or exchange or conversion rights, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

                                                                      AMOUNT OF SHARES OF
                                                                        COMMON STOCK AND        PERCENT OF CLASS
                                                                      NATURE OF BENEFICIAL       OWNED (IF MORE
NAME OF BENEFICIAL OWNER                                              OWNERSHIP(1)(2)(3)(4)          THAN 1%)
-------------------------                                             ---------------------     ----------------
Robert Creamer . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,824                     --
Kimberly S. Herman . . . . . . . . . . . . . . . . . . . . . . . . .             286                     --
Ronald A. Malone . . . . . . . . . . . . . . . . . . . . . . . . . .         281,996                    1.0%
Vernon A. Perry, Jr. . . . . . . . . . . . . . . . . . . . . . . . .          26,610                     --
John R. Potapchuk. . . . . . . . . . . . . . . . . . . . . . . . . .         114,565                     --
Edward A. Blechschmidt . . . . . . . . . . . . . . . . . . . . . . .         374,342                    1.4
Victor F. Ganzi. . . . . . . . . . . . . . . . . . . . . . . . . . .          43,191                     --
Stuart R. Levine . . . . . . . . . . . . . . . . . . . . . . . . . .          49,603                     --
Mary O'Neil Mundinger. . . . . . . . . . . . . . . . . . . . . . . .             936                     --
Stuart Olsten(5) . . . . . . . . . . . . . . . . . . . . . . . . . .       1,241,352                    4.6
Raymond S. Troubh(6) . . . . . . . . . . . . . . . . . . . . . . . .         150,800                     --
Josh S. Weston . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,617                     --
Gail R. Wilensky . . . . . . . . . . . . . . . . . . . . . . . . . .           4,029                     --
Daruma Asset Management, Inc.(7) . . . . . . . . . . . . . . . . . .       2,119,100                    7.9
  80 West 40th Street
  New York, NY
Deutsche Bank AG(8). . . . . . . . . . . . . . . . . . . . . . . . .       1,901,668                    7.1
  Taunusanlage 12, D-60325
  Frankfurt am Main
  Germany
Morgan Stanley(9). . . . . . . . . . . . . . . . . . . . . . . . . .       1,759,052                    6.6
  1585 Broadway
  New York, NY
All executive officers and directors as a group (14 persons) . . . .       2,389,368(10)                8.8

---------------
(1) Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

(2) Includes beneficial ownership of the following number of shares that may be acquired upon exercise of presently exercisable stock options under Gentiva's 1999 Stock Incentive Plan: Mr. Creamer-- 20,214; Mr. Malone-- 248,885; Mr. Potapchuk-- 101,071; Mr. Levine-- 16,845; Mr. Olsten-- 16,845;
     and Mr. Troubh-- 16,845.

(3) Includes beneficial ownership of the following number of whole shares acquired and currently held under Gentiva's Employee Stock Purchase Plan:
     Mr. Creamer-- 1,610; Ms. Herman-- 286; Mr. Malone-- 4,692; Mr. Perry-- 1,610; and Mr. Potapchuk-- 2,684.

(4) Includes beneficial ownership of the following number of shares representing the equivalent of units deferred under Gentiva's Stock & Deferred Compensation Plan for Non-Employee Directors: Mr. Blechschmidt-- 1,467; Mr. Ganzi-- 8,058; Mr. Olsten-- 8,058; and Mr. Troubh-- 8,058.

(5) In addition to shares referred to in footnotes (2) and (4), Mr. Olsten's holdings include 1,161,168 shares owned directly and 300 shares owned by his wife, as to which shares he disclaims beneficial ownership. He has shared voting and investment power as a trustee with respect to 11,250 shares owned by a trust for the benefit of his son, 22,500 shares owned by two trusts for the benefit of his niece and nephew and 20,901 shares owned by a trust for the benefit of his descendants, as to which shares he disclaims beneficial ownership. His holdings further include 330 shares held in a custodial account for his daughter, as to which shares he disclaims beneficial ownership.

(6) In addition to shares referred to in footnotes (2) and (4), Mr. Troubh's holdings include 56,149 shares owned directly and 69,748 shares owned indirectly through a limited partnership.

(7) Based on a Schedule 13G dated February 14, 2003 and filed with the Securities and Exchange Commission, Daruma Asset Management, Inc. held sole voting power as to 1,203,800 of such shares and sole dispositive power as to all of such shares.

(8) Based on a Schedule 13G dated February 5, 2003 and filed with the Securities and Exchange Commission, Deutsche Bank AG held sole voting power and sole dispositive power as to all of such shares.

(9) Based on Schedule 13G dated February 18, 2003 and filed with the Securities and Exchange Commission, Morgan Stanley held shared voting power and shared dispositive power as to all of such shares.

(10) Includes 1,867,219 shares owned by current executive officers and directors, 496,508 shares that may be acquired upon exercise of presently exercisable stock options and 25,641 shares representing shares deferred as share units.

EXECUTIVE COMPENSATION

     The Company began operating as an independent publicly traded company following its Split-Off from Olsten on March 15, 2000. The information shown below reflects the annual and long-term compensation, from all sources, of the chief executive officer of the Company and the other four most highly compensated executive officers of the Company at December 29, 2002 plus one other person who served as chief executive officer of the Company in 2002 (the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries during the last three fiscal years.

                                          SUMMARY COMPENSATION TABLE
                                                                                       LONG TERM
                                                      ANNUAL COMPENSATION             COMPENSATION
                                             -------------------------------------    ------------
                                                                                          AWARDS
                                                                          OTHER       ------------
                                                                         ANNUAL        SECURITIES      ALL OTHER
                                                                      COMPENSATION     UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR   SALARY ($)    BONUS ($)     ($)(1)        OPTIONS (#)       ($)(2)
---------------------------           ----   ----------    ---------  ------------    ------------    ------------
Ronald A. Malone . . . . . . . . .    2002    $387,596     $300,000      $2,879          200,000      $   310,797
  Chief Executive Officer and         2001     375,000      180,000       3,099           40,000           38,551
  Chairman of the Board(3)            2000     284,519      200,000       3,162           65,000           26,919

Vernon A. Perry, Jr. . . . . . . .    2002     247,596      125,000       1,455           72,000          766,216
  President and                       2001     229,231       85,000       1,554           25,000           25,974
  Chief Operating Officer             2000     210,673       75,000       1,582           30,000           13,187

John R. Potapchuk. . . . . . . . .    2002     239,192      130,000         467           72,000          216,839
  Senior Vice President,              2001     224,626       90,000         341           15,000           21,898
  Chief Financial Officer,
  Treasurer and Secretary(4)

Robert Creamer . . . . . . . . . .    2002     207,635      140,112         104           60,000          318,250
  Senior Vice President,
  Financial Operations, and
  Chief Information Officer(5)

Kimberly S. Herman . . . . . . . .    2002     205,038            0          54           30,000          223,424
  Senior Vice President and
  Chief Marketing Officer(6)

Edward A. Blechschmidt . . . . .      2002     300,000            0       7,278           10,000       10,132,599
  Former President,                   2001     600,000      700,000       7,707           60,000          906,445
  Chief Executive Officer and         2000     458,654      650,000       7,777           90,000        3,758,078
  Chairman of the Board(7)

---------------
(1)  Gross-up of taxable portion of fringe benefit.
(2) Represents profit sharing and matching contributions by Gentiva for the Named Officers pursuant to Gentiva's Nonqualified Retirement and Savings Plan for fiscal 2002, 2001 and for the period March 15, 2000 through December 31, 2000. For fiscal 2002, also includes payments to the Named Officers pursuant to a cash tender offer by Gentiva for all of its outstanding options as follows: $262,518 to Mr. Malone, who tendered 13,527 options; $693,628 to Mr. Perry, who tendered 45,000 options; $194,694 to Mr. Potapchuk, who tendered 11,944 options; $299,735 to Mr. Creamer, who tendered 21,000 options; $220,979 to Ms. Herman, who tendered 11,038 options; and $7,638,866 to Mr. Blechschmidt, who tendered 381,449 options. For fiscal 2002, also includes for Mr. Perry payment of $51,884 for relocation expenses and for Mr. Blechschmidt a change in control payment of $2,160,000, payment of $173,721 to reimburse Mr. Blechschmidt for certain costs attributable to the acceleration of tax liabilities resulting from his exercise of stock options in 2001 that were incorrectly identified by Gentiva as incentive stock options (instead of as nonqualified stock options), payment of an exit bonus of $100,000, payment of $18,462 for unused vacation time and $259 of above-market interest earned on deferred compensation. For fiscal 2001, also includes for Mr. Perry payment of $5,223 for relocation expenses and for Mr. Blechschmidt a one-time payment of $815,253 for excise taxes imposed by reason of the receipt of amounts payable under his separation, consulting and non-competition agreement with Olsten and its parent company, Adecco SA, and $3,939 of above-market interest earned on deferred compensation. For fiscal 2000, also includes for Mr. Blechschmidt a one-time payment of $3,700,000 from Gentiva's now terminated Supplemental Executive Retirement Plan and $625 of above-market interest earned on deferred compensation.
(3) For fiscal 2000, Mr. Malone's salary shown is for the period March 15, 2000 through December 31, 2000.
(4)  Mr. Potapchuk became an executive officer in 2001.
(5)  Mr. Creamer became an executive officer in 2002.
(6) Ms. Herman became an executive officer in 2002. She resigned from Gentiva in February 2003.
(7) Mr. Blechschmidt resigned as an executive officer in June 2002 following the sale of Gentiva's specialty pharmaceutical services business. For fiscal 2000, Mr. Blechschmidt's salary shown is for the period March 15, 2000 through December 31, 2000. In addition, for the period January 3, 2000 through March 14, 2000, (i) Mr. Blechschmidt was paid $236,538 in salary and for unused vacation by Olsten Corporation for services performed by Mr. Blechschmidt for Olsten Corporation and its subsidiaries, including the Company, and (ii) $7,096 in matching contributions were made to Olsten Corporation's Nonqualified Retirement and Savings Plan for Mr. Blechschmidt. Other payments to Mr. Blechschmidt made by Olsten Corporation and Adecco SA in connection with the Split-Off are not reflected in the Summary Compensation Table.

STOCK OPTIONS

                                 STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                                --------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                                                 PERCENT                                VALUE AT ASSUMED
                                 NUMBER OF       OF TOTAL                             ANNUAL RATES OF STOCK
                                 SECURITIES      OPTIONS      EXERCISE                   APPRECIATION FOR
                                 UNDERLYING     GRANTED TO    OR BASE                     OPTION TERM(1)
                                  OPTIONS      EMPLOYEES IN    PRICE    EXPIRATION  --------------------------
       NAME                     GRANTED(#)(2)   FISCAL YEAR    ($/SH)       DATE       5% ($)         10% ($)
       ----                     -------------  ------------  ---------- ----------  -----------    -----------
Ronald A. Malone . . . . . . .    200,000         18.6%        $7.50      6/14/12    $943,360      $2,390,560
Vernon A. Perry, Jr. . . . . .     72,000          6.7          7.50      6/14/12     339,610         860,602
John R. Potapchuk. . . . . . .     72,000          6.7          7.50      6/14/12     339,610         860,602
Robert Creamer . . . . . . . .     60,000          5.6          7.50      6/14/12     283,008         717,168
Kimberly S. Herman . . . . . .     30,000          2.8          7.50      6/14/12     141,504         358,584
Edward A. Blechschmidt . . . .     10,000          0.9          7.50      6/14/12      47,168         119,528

---------------------

(1) The dollar amounts under the indicated columns are the result of calculation at the 5% and 10% rates set forth by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of Gentiva's stock price.

(2) The options were granted at an exercise price equal to the fair market value of Gentiva's Common Stock on the date of the grant. The options have a ten-year term and become exercisable over a three-year period in increments of 33-1/3% per year beginning with the first anniversary of the date of the grant, except that Mr. Malone's options become exercisable over a six-year period in increments of 16-2/3% per year beginning with the first anniversary of the date of grant and all of Mr. Blechschmidt's options become exercisable upon the first anniversary of the date of grant.


                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                  SHARES                    OPTIONS AT FISCAL YEAR-END(#)   AT FISCAL YEAR-END ($)(1)
                               ACQUIRED ON       VALUE      -----------------------------  ----------------------------
   NAME                        EXERCISE (#)   REALIZED ($)  EXERCISABLE     UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
   ----                        ------------   ------------  -----------     -------------  -----------    -------------
Ronald A. Malone . . . . . . .          0              0       248,885           200,000   $1,358,440         $170,000
Vernon A. Perry, Jr. . . . . .          0              0             0            72,000            0           61,200
John R. Potapchuk. . . . . . .      9,797        $50,229       101,071            72,000      560,346           61,200
Robert Creamer . . . . . . . .          0              0        20,214            60,000      133,538           51,000
Kimberly S. Herman . . . . . .          0              0        58,958            30,000      316,360           25,500
Edward A. Blechschmidt . . . .          0              0       262,833            10,000    1,890,539            8,500

--------------------
(1) Based on the difference between the exercise price and the closing price of a share of Gentiva Common Stock on December 27, 2002, the last trading day in fiscal 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides certain information regarding the Company's equity compensation plans as of December 29, 2002:

     ------------------------- --------------------------- ----------------------- ---------------------------
                                           (a)                       (b)                       (c)

                                                                                     NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE
                               NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE     FOR FUTURE ISSUANCE UNDER
                                 ISSUED UPON EXERCISE OF      EXERCISE PRICE OF    EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
     PLAN CATEGORY                 WARRANTS AND RIGHTS      WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))*
     ------------------------- --------------------------- ----------------------- ---------------------------
     Equity compensation
       plans approved by                 2,575,308                  $4.70                   2,968,901
       security holders
     ------------------------- --------------------------- ----------------------- ---------------------------
     Equity compensation
       plans not approved                       --                     --                          --
       by security holders
     ------------------------- --------------------------- ----------------------- ---------------------------
     Total                               2,575,308                  $4.70                   2,968,901
     ------------------------- --------------------------- ----------------------- ---------------------------

--------------------
* Consists of securities available for future issuance under Gentiva's 1999 Stock Incentive Plan, Employee Stock Purchase Plan and Stock & Deferred Compensation Plan for Non-Employee Directors.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL AGREEMENTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Malone, its chief executive officer and chairman of the board of directors, which became effective on June 13, 2002 and has a term of three years from such date. During the term of the agreement, Mr. Malone will receive (i) a base salary of not less than $400,000 per year and (ii) an annual bonus, based on the achievement of target levels of performance, with target bonus equal to 80 percent of his base salary and the maximum bonus equal to 150 percent of his base salary. However, Mr. Malone's bonus will not be less than 50 percent of his target bonus for 2002. Mr. Malone will also receive customary benefits, perquisites and reimbursement for expenses.

     The agreement provides that Mr. Malone's employment will terminate upon death or disability, termination of his employment for cause, termination of his employment without cause or termination by Mr. Malone of his employment for good reason. In the event his employment is terminated as a result of his death or disability, he or his estate will be entitled to receive his earned salary, vested benefits and accelerated vesting of his accrued pension benefits. He will not be entitled to severance benefits. In addition, in the event his employment is terminated as a result of his death, Mr. Malone's widow will be entitled to receive six months base compensation. In the event the agreement is terminated for cause by the Company he will be entitled to receive earned salary and vested benefits and will not be entitled to severance benefits. In the event the agreement is terminated for good reason by Mr. Malone or without cause by the Company he will be entitled to earned salary, vested benefits, severance benefits and accelerated vesting of his accrued pension benefits and continued medical benefits for up to two years. Severance benefits are deemed equal to two times Mr. Malone base salary, so long as Mr. Malone does not receive any amounts under his change in control agreement described below.

     The employment agreement also restricts Mr. Malone's ability to engage in any of the Company's business lines in the United States and Canada for the term of the agreement and during the twelve months after termination of his employment, other than termination without cause and termination for good reason. It also contains confidentiality provisions and provisions for non-solicitation of the Company's employees.

     Mr. Malone has also entered into a change in control agreement with the Company, similar to the terms described below.

     The following Named Officers of the Company are parties to change in control agreements in connection with their employment with the Company: Ronald
A. Malone, Vernon A. Perry, Jr., John R. Potapchuk and Robert Creamer. These agreements have a term of three years, commencing on June 13, 2002. They generally provide benefits in the event of a change in control of the Company if
(i) the employee's employment is terminated by the Company and the termination is not for cause or is by the employee for good reason (as specified in the agreement) or (ii) the termination is within three years after a change in control. In addition, these executive officers will receive the benefit of their agreements if they are terminated by the Company without cause up to a year before a change in control, if their terminations arise in connection with the change in control.

     The benefits conferred under these agreements generally will include a cash payment equal to two times the employee's base salary and target bonus; continued benefits for the two years following the termination or until such earlier date that the employee obtains comparable benefits from another employer; immediate vesting of any stock options held by the employee (those options would remain exercisable for one year following the termination, but not beyond the original full term); and full vesting of retirement and deferred compensation benefits. Under certain circumstances the benefits could be reduced in order to avoid the incurrence of excise taxes by the employees.

     Under the agreements, a change in control is defined to include the following events: a person or group (with certain exceptions for the Olsten family) becoming the beneficial owner of at least 25 percent of the voting stock of the Company; either the directors (and their approved successors) cease to constitute a majority of the board of directors or a majority of the persons nominated by the board of directors for election fails to be elected; a merger of the Company if the Company's stockholders do not own a majority of the stock of the surviving company or if the members of the Company's board of directors do not constitute a majority of the directors of the surviving company's board; if the Company is liquidated; or if all or substantially all of the assets are sold.

     In addition, the change in control agreements provide that if an employee substantially prevails in a dispute with the Company relating to his or her agreement, the Company will pay that employee's attorney's fees which result from the suit. The employees who have these agreements are not required to seek other employment or otherwise mitigate any damages that are caused as a result of a change in control, but they are required to keep the Company's confidential information private.

     The following Named Officers are parties to agreements in connection with their employment with the Company: Vernon A. Perry, Jr., John R. Potapchuk, Robert Creamer and Kimberly S. Herman. These agreements generally provide that, in the event the officer is terminated other than for cause or has his or her base salary reduced in a situation that is not part of a general salary reduction, the officer has the right to receive payments for eighteen months (six months in the case of Ms. Herman) in an amount based on that officer's base salary at the time of termination. Additionally, the agreements provide that the Company will provide these officers with health benefits based on their benefit levels at the time of termination for the same period or until they obtain similar health benefits elsewhere. No benefits are payable under these agreements if benefits are payable to an officer under the officer's change in control agreement. Pursuant to these agreements the officers agreed to certain covenants relating to competition, confidential information and non-solicitation of employees and business.

COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy is to align the interests of the Company's shareholders and its executive officers, while fostering collaboration amongst those executives. The Board of Directors and the Nomination and Human Resources/Compensation Committee (now known as the Compensation, Corporate Governance and Nominating Committee), which administers the Company's executive compensation programs, have implemented this philosophy through a compensation program that will enable the Company to attract, motivate and retain executive officers by providing a competitive total compensation opportunity. This program provides for (i) competitive base salaries, which reflect the responsibilities of the position held and performance in the position; (ii) annual incentive opportunities payable in cash, which are based on the Company's achievement of performance goals; and (iii) reasonable levels of stock options, which are designed to strengthen the mutuality of interest between participating associates and the Company's shareholders. The Committee strives to balance short- and long-term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payment levels.

     ANNUAL INCENTIVE COMPENSATION

     The Committee's policy provides that a significant portion of executive compensation should be dependent upon the Company's performance in relation to targets established under the incentive compensation plan. The purpose of the incentive compensation plan is to link a portion of total executive compensation to shareholder value and individual contributions, while encouraging and fostering collaboration among the executive team. Company goals that were considered included revenue, EBITDA, shareholder value and employee voluntary turnover. Goals for individual executives varied by their areas of responsibility.

     STOCK OPTIONS

     Each year the Committee considers granting options to purchase Common Stock to key employees, including executive officers. Stock option grants are intended to provide additional incentive for superior performance by officers and key employees who have the most impact on the management and success of the Company's business. Stock options granted by the Committee in 2002 vest in three equal annual installments beginning on the first anniversary of the date of grant, except those granted the Chief Executive Officer, which vest over 6 years. Approximately 125 employees participate. Also, qualified executive officers and other employees may purchase shares of Common Stock under the 1999 Employee Stock Purchase Plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Pursuant to the provisions of an employment agreement negotiated with Mr. Malone at the time of his recruitment to become Chairman of the Board and Chief Executive Officer of the Company in June of 2002, and approved by the Committee, Mr. Malone receives a base salary of not less than $400,000. For 2003, the Committee has set Mr. Malone's base salary at $475,000. The term of the employment agreement is through June 2005, unless renewed or sooner terminated.

     Mr. Malone participates in the Company's Executive Officer Annual Incentive Program. His payment under the plan if targets and individual goals are achieved would be 80% of base salary. Under the plan, the Committee evaluated Company performance against assigned goals and targets in addition to Mr. Malone's individual performance and leadership particularly with the transition process following the sale of the Company's specialty pharmaceutical services business. The Committee concluded that the Company either met or made significant progress towards achieving its goals and objectives under Mr. Malone's leadership and direction. Consistent with its compensation philosophy, the Committee awarded Mr. Malone a $300,000 annual incentive payment under the plan for fiscal 2002, which represents 75% of his 2002 base salary.

     At the time he was appointed to Chairman of the Board and Chief Executive Officer, Mr. Malone received 200,000 stock options as long-term incentives vesting over 6 years, with an exercise price of $7.50.

Compensation, Corporate Governance and Nominating Committee:

Stuart R. Levine, CHAIRMAN
Raymond S. Troubh
Josh S. Weston

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph for the period commencing on March 16, 2000 (when the Company's Common Stock was first quoted on Nasdaq) and ending December 29, 2002 comparing the cumulative total return on the Company's Common Stock against the cumulative total return of the Nasdaq Market Index, a new peer issuer group selected by the Company (the "New Peer Group Index") and the peer issuer group comprised of the companies used in the shareholder return performance graph in last year's proxy statement (the "Old Peer Group Index"). Since the Company sold its specialty pharmaceutical business in June 2002, the Company believes that the companies in the New Peer Group Index are more comparable to the Company's home health line of business.

     The New Peer Group Index is comprised of the following publicly traded companies: Almost Family, Inc., Amedisys, Inc., Apria Healthcare Group Inc., National Home Health Care Corp. and Pediatric Services of America, Inc. The Old Peer Group Index is comprised of the following publicly traded companies:
Accredo Health, Incorporated, Apria Healthcare Group Inc., Caremark RX, Inc., Matria Healthcare, Inc., and Option Care, Inc.

     The line graph assumes that $100 was invested on March 16, 2000 in each of the Company's Common Stock, the Nasdaq Market index, the Old Peer Group Index and the New Peer Group Index and that all dividends (if any) were reinvested. Media General Financial Services furnished the data for the graph.



                              [PERFORMANCE GRAPH]



---------------------------------- ------------ ------------ ------------ ------------
                                    3/16/2000     12/31/00     12/30/01     12/29/02
---------------------------------- ------------ ------------ ------------ ------------
Gentiva Health Services, Inc.        $100.00       $222.92      $366.67      $436.79
---------------------------------- ------------ ------------ ------------ ------------
NASDAQ Market Index                   100.00         53.34        42.52        29.66
---------------------------------- ------------ ------------ ------------ ------------
Old Peer Group Index                  100.00        212.92       243.41       236.65
---------------------------------- ------------ ------------ ------------ ------------
New Peer Group Index                  100.00        194.26       177.14       151.96
---------------------------------- ------------ ------------ ------------ ------------

                                   PROPOSAL 2

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed
PricewaterhouseCoopers LLP as independent accountants of the Company for the 2003 fiscal year, subject to ratification and approval by the shareholders. PricewaterhouseCoopers LLP has audited the books and records of the Company since the Company's incorporation in 1999.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement and to respond to appropriate questions posed by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

     AUDIT FEES

     Fees billed or expected to be billed to the Company by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the year ended December 29, 2002 and for reviews of those financial statements included in the Company's quarterly reports on Form 10-Q for such year total $336,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed or expected to be billed to the Company by PricewaterhouseCoopers LLP for financial information systems design and implementation services provided during the Company's 2002 fiscal year.

     ALL OTHER FEES

     Fees billed or expected to be billed to the Company by PricewaterhouseCoopers LLP for services provided during the Company's 2002 fiscal year for all services rendered to the Company, other than audit services and financial information systems design and implementation services, total $579,000, which includes $223,000 for tax and audit services related to the sale of the specialty pharmaceutical services business, $201,000 for tax planning and compliance services, $130,000 for reviews required by the Company's corporate integrity agreement and $25,000 for miscellaneous accounting services.

     GENERAL

     The Audit Committee of the Board of Directors has considered whether the provision of services by PricewaterhouseCoopers LLP covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above is compatible with maintaining independence with PricewaterhouseCoopers LLP.

                             AUDIT COMMITTEE REPORT

     During 2002 the Audit Committee of the Company's Board of Directors was comprised of four directors, none of whom is an officer or employee of the Company. Each of the members was "independent" under then existing rules.

     The Committee acts under a written charter adopted by the Board of Directors, which is reviewed annually and revised as appropriate.The Board most recently amended the charter on February 12, 2003, a copy of which is included as Appendix A to this Proxy Statement. In accordance with its charter, in 2002 the Audit Committee assisted the Board in fulfilling its responsibility for monitoring the integrity of the accounting, auditing and financial reporting practices and compliance of the Company. In addition, the Audit Committee selected PricewaterhouseCoopers LLP to be the independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries. In 2002, this selection was subject to the approval of the Board of Directors and the Company's shareholders.

In accordance with the Audit Committee's revised charter, however, this selection will no longer be subject to the approval of the Board of Directors.

     The Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and has discussed this information with PricewaterhouseCoopers LLP. The Audit Committee has also discussed with management and with PricewaterhouseCoopers LLP the quality and adequacy of the Company's critical accounting principles, including internal controls and the internal audit and compliance functions, organization, responsibilities, budget and staffing. The Audit Committee has also reviewed with both PricewaterhouseCoopers LLP and the Company's internal auditors and the Company's chief compliance officer their audit and compliance plans, scope and identification of audit risks.

     The discussions with PricewaterhouseCoopers LLP also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiaries with management and with PricewaterhouseCoopers LLP. Based on all of the foregoing reviews and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2002 for filing with the Securities and Exchange Commission.

     On February 14, 2003, Dr. Gail Wilensky, who has a consulting contract with the Company, resigned from the Audit Committee to assure that all members of the Audit Committee are independent under applicable and proposed standards. The other three members of the Audit Committee continue to serve.

2002 Audit Committee:

Victor F. Ganzi, CHAIRMAN
Raymond S. Troubh
Josh S. Weston
Gail R. Wilensky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder require the Company's directors and officers and persons who beneficially own more than ten percent of its outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of reports furnished to the Company and upon representations made, the Company believes that during the fiscal year ended December 29, 2002, all persons subject to the Section 16(a) filing requirements filed the required reports on a timely basis, except that Mary O'Neil Mundinger, a director of the Company, filed a late Form 3 report, which also resulted in the late reporting of the Company's award to her of stock options, and Mary Morrisey Gabriel, an officer of the Company, filed a late Form 3 report.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals of shareholders intended for inclusion in the Company's proxy statement and form of proxy for its 2004 Annual Meeting must be received in writing by December 13, 2003 at the Office of Secretary at the Company's principal executive offices located at 3 Huntington Quadrangle 2S, Melville, New York 11747-8943. In addition, notice of any proposal that a shareholder desires to propose for consideration at the 2004 Annual Meeting must contain information as specified in the Company's By-Laws and must be received in writing by the Company at the above address on or after January 17, 2004 and on or before February 16, 2004.

                                  OTHER MATTERS

     A COPY OF THE ANNUAL REPORT ON FORM 10-K, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS LAST FISCAL YEAR, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO JOHN R. POTAPCHUK, SECRETARY, GENTIVA HEALTH SERVICES, INC., 3 HUNTINGTON QUADRANGLE 2S, MELVILLE NEW YORK 11747-8943. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ONLINE AT THE INVESTOR RELATIONS SECTION OF THE COMPANY'S WEBSITE AT WWW.GENTIVA.COM.

     Gentiva will pay the cost of soliciting proxies in the accompanying form. The Company does not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company, who will not receive any additional compensation for any such solicitation activities.

     The Board of Directors knows of no other matters that may come before the meeting. If any other matters should be brought before the meeting for action, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to authority conferred by the proxy.


                                         By Order of the Board of Directors

                                         /s/ John R. Potapchuk

                                         John R. Potapchuk
                                         SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                         OFFICER, TREASURER AND SECRETARY


Dated: April 10, 2003
Melville, New York

                                                                      APPENDIX A

                          GENTIVA HEALTH SERVICES, INC.

              CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   STATEMENT OF POLICY

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Gentiva Health Services, Inc. (the "Corporation") shall provide assistance to the Board in fulfilling its oversight responsibility relating to
(i) the integrity of the Corporation's financial statements, (ii) compliance with legal and regulatory requirements, (iii) the Independent Auditors' (as defined below) qualifications and independence and (iv) the performance of the Corporation's internal audit function and its Independent Auditors. To this end, the Committee shall maintain free and open communication with the Board, the Independent Auditors, the Corporation's internal auditor, the Corporation's Chief Compliance Officer and the financial management of the Corporation. The Committee shall also prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     As an oversight body, the Committee does not have responsibility for day-to-day operations and financial reporting. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; rather, this is the responsibility of management and the Independent Auditors. The Committee will require that each of management and the Independent Auditors establish to the Committee's satisfaction that appropriate actions have been taken and procedures followed in order for the financial statements to be complete and accurate and in accordance with generally accepted accounting principles.

II.  ORGANIZATION AND MEMBERSHIP

     The Committee shall be comprised of a minimum of three directors, each of whom must be an "Independent Director" (as defined below) and free of any relationship that, in the opinion of the Board, would interfere or appear to interfere with their exercise of independent judgment in carrying out the responsibilities of a member of the Committee or a Director. The members of the Committee will be elected by the Board at the annual organizational meeting of the Board and shall serve one-year terms. The Board will appoint one member of the Committee as chairperson. Upon the removal or resignation of a member, the full Board may appoint a successor to serve the remainder of the unexpired term.

III. QUALIFICATION

     Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member must be a "Financial Expert" (as defined below). The Financial Expert will be identified in the minutes of the Committee and of the Board.

IV.  MEETINGS

     The Chairperson of the Committee will establish the agenda for each Committee meeting. The Committee will hold at least four meetings per year or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least quarterly with management, the internal auditor, the Chief Compliance Officer and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

V.   POWERS AND RESPONSIBILITIES

     AUDITORS AND AUDITOR INDEPENDENCE

     The Committee will:

     1. Have the sole power to select and hire the Independent Auditors to audit the financial statements of the Corporation and its subsidiaries and advise the Independent Auditors that they are accountable to the Board and the Committee as representatives of the shareholders.

     2.   Have the sole power to approve the Independent Auditors' fees.

     3. Assess all relationships of the Independent Auditors with the Corporation to determine their independence. Such assessment should include the review on an annual basis of a formal written statement from the Independent Auditors that discloses all relationships between the Independent Auditors and its related entities and the Corporation and its related entities, consistent with Independence Standards Board Standard No. 1.

     4. Discuss with the Independent Auditors any disclosed relationship or services that may impact its objectivity and independence and take appropriate action to oversee the independence of the Independent Auditors.

     5. Have the power to discharge the Independent Auditors when circumstances warrant.

     6. Have the sole power to approve all audit and non-audit services provided by the Independent Auditors, except those services prohibited by law. The Committee must approve all of these services prior to the Corporation's receipt of such services.

     7. Have the power to hire and determine the fees and other retention terms for legal, accounting and other advisors to the Committee as it sees fit without Board approval.

     8. Present an evaluation of the Independent Auditor's qualifications, performance and independence to the Board annually. To be in a position to make such evaluation, the Committee shall:

          (a) At least annually, obtain and review a report by the Independent Auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the Independent Auditors and the Corporation.

          (b)  Review and evaluate the lead partner of the Independent Auditors.

          (c) Review the Independent Auditor's performance with the Corporation's management and internal auditors.

          (d) Ensure that the lead and concurring audit partner have not performed audit services to the Corporation in any capacity for more than five consecutive years, with a five year "time out" period after rotation.

          (e) Ensure that significant audit partners, as defined by the SEC, have not performed audit services to the Corporation in any capacity for more than seven consecutive years, with a two year "time out" period after rotation.

          (f) Consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the Independent Auditors.

     9. Set clear hiring policies for employees or former employees of the Independent Auditors, including the requirement that the Corporation not hire any person as Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or any equivalent position if such person was employed by the Independent Auditors and participated in any capacity in the audit of the Corporation during the one year period preceding the date of initiation of such audit.

     FINANCIAL REPORTING

     The Committee will:

     1. Meet with the Independent Auditors, internal auditors and financial management of the Corporation prior to the annual audit to review the scope and audit procedures of the proposed audit and, at the completion of the audit, meet again with the Independent Auditors to review audit results and discuss the Independent Auditors' judgment, comments and recommendations about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting.

     2. Review the annual audited financial statements and quarterly financial statements with management and the Independent Auditors (both with and separate from management), including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     3. Obtain and review a report of the Independent Auditors prior to the filing of the Form 10-K or the release of any audited financial statements of the Corporation with respect to:

          (a)  all critical accounting policies and practices to be used;

          (b) all alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditors; and

          (c) other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences.

     4. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the Independent Auditors, management or the internal auditing department.

     5. Review with the Independent Auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     6. Discuss with the Independent Auditors its evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation that the Independent Auditors received during the course of its audit, and any audit problems or difficulties, including any restrictions on the scope of work or access to required information and management's response to the problem or difficulty.

     7. Establish regular and separate systems of reporting to the Committee by each of management, the Independent Auditors and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     8. Discuss the guidelines and policies with respect to the Corporation's financial risk assessment and risk management policies with management.

     INTERNAL CONTROLS AND PROCESS IMPROVEMENT

     The Committee will:

     1. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters.

     2. Establish procedures for the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     3. Review with the Independent Auditors, the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures would be desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Review the functions and effectiveness of the Corporation's internal audit department, including its budget, staffing, organization, independence, and proposed audit plans for the year.

     5. Review at each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan.

     6. Review with the Chief Executive Officer and the Chief Financial Officer the contents of their respective certifications required by
          Section 302 of the Sarbanes-Oxley Act of 2002.

     MISCELLANEOUS

     The Committee will:

     1. Oversee the Corporation's compliance program, including meeting with, and receiving reports from, the Corporation's Chief Compliance Officer and review and approve the annual compliance program.

     2. Review with the Corporation's General Counsel, on not less than a semi-annual basis, all material litigation and other significant legal matters that may have a material impact on the Corporation's financial statements and compliance policies and programs.

     3. Review and pre-approve any related-party transaction. These include transactions in which any of the following persons has a direct or indirect material interest: a director or officer of the Corporation, a nominee for director, an owner of more than 5% of the outstanding shares of any class of stock or an Immediate Family Member of any of the foregoing persons.

     4. Review and update the Committee's Charter annually or as circumstances dictate.

     5. Report to the Board on a regular basis and submit minutes of all meetings to the Board.

     6. Cooperate in an annual performance evaluation of the Committee by the Board. In connection with the evaluation, the Committee should review with the Board:

          (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

          (b) analyses setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

          (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, arrangements or obligations on the Corporation's financial statements; and

          (d) earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

          7.   Post this Charter on the Corporation's website.

VI.  DEFINITIONS

     1. For purposes of this Charter, the term "Family Member" includes any person who is a relative by blood, marriage or adoption or who has the same residence.

     2. For purposes of this Charter, the term "Financial Expert" means a person who has the following attributes:

          (a)  an understanding of generally accepted accounting principles
               (GAAP) and financial statements;

          (b) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

          (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities;

          (d) an understanding of internal controls and procedures for financial reporting; and

          (e)  an understanding of audit committee functions.

          The person shall have acquired such attributes through:

          (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

          (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

          (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

          (d)  other relevant experience.

     3. For purposes of this Charter, the term "Independent Auditors" will mean, as and when required by the Sarbanes-Oxley Act of 2002, a public accounting firm registered with the Public Company Accounting Oversight Board, and as otherwise defined by the SEC. Until such time, "Independent Auditors" shall mean an independent legal entity engaged in the practice of public accounting or preparing or issuing audit reports.

     4. For purposes of this Charter, the term "Independent Director" means: a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation's Board of Directors, would interfere with or appear to interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee or a director. The following persons shall not be considered independent:

          (a) a director who is or has been employed by the Corporation or any parent or subsidiary of the Corporation within the past five years;

          (b) a director who accepts or who has a non-employee Family Member who accepts any payment from the Corporation or any of its affiliates, including political contributions, in the current year or any of the past three fiscal years, other than compensation for board or board committee service;

          (c) a director who is a partner, member, principal or occupier of a similar position of an entity that accepts payments from the Corporation for the provision of accounting, consulting, legal, investment banking, financial or other advisory services or similar services;

          (d) a director who is a director, executive officer, partner, member, principal or designee of an affiliate of the Corporation (affiliate shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation, including a 10% shareholder of the Corporation);

          (e) a director who is a Family Member of an individual who is, or within the past five years was, employed by the Corporation or by any parent or subsidiary of the Corporation as an officer;

          (f) a director who is a partner in, or a controlling shareholder or an executive officer of, any business organization, including a non-profit entity, to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or if such relationship existed within the past three years;

          (g) a director who is employed by another company while any of the Corporation's executive officers serve on that other company's compensation committee, or if such relationship existed within the past three years;

          (h) a director who holds, directly or indirectly, 10% or more of the Corporation's outstanding common stock;

          (i) a director who serves on the audit committee of three other companies; or

          (j) a director who was a partner or employee of the Corporation's outside auditors, and worked on the Corporation's audit within the past three years.


                                              GENTIVA HEALTH SERVICES, INC.
                                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 16, 2003
P
      The undersigned hereby appoints Ronald A. Malone and John R. Potapchuk, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of
R     Gentiva Health Services, Inc. (the "Company"), at its Annual Meeting of Shareholders to be held at the
      Fleet Auditorium, 300 Broad Hollow Road, Melville, New York on Friday, May 16, 2003 at 9:30 a.m., and at
      all adjournments thereof, which the undersigned could vote, if present, in such manner as the proxies may
O     determine on any matters which may properly come before the meeting and to vote on the following as specified below:

X     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:                  (Change of Address)

      1. ELECTION OF DIRECTORS for a term to expire in 2006:
Y        Nominees: 01. Stuart R. Levine; 02. Mary O'Neil Mundinger;     ------------------------------------------
         and 03. Stuart Olsten.
                                                                        ------------------------------------------
      2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
         ACCOUNTANTS: Ratification of appointment of                    ------------------------------------------
         PricewaterhouseCoopers LLP as independent public
         accountants of the Company.                                    ------------------------------------------
                                                                        (If you have written in the above space,
      You are encouraged to specify your choices by marking             please mark the corresponding box on the
      the appropriate boxes on the reverse side but you need            reverse side of this card)
      not mark any boxes if you wish to vote in accordance
      with the Board of Directors' recommendation.

      THIS PROXY, WHEN PROPERLY EXECUTED ON THE REVERSE SIDE OF THIS CARD, WILL BE VOTED IN THE      -----------
      MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL     SEE REVERSE
      NOMINEES AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. THE           SIDE
      PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY           -----------
      PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o






      We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as a Gentiva Health Services shareholder.


      PLEASE MARK YOUR
  [X] VOTES AS IN THIS
      EXAMPLE.


                            FOR ALL
                            EXCEPT
                   FOR     NOMINEE(S)   WITHHOLD
                   ALL   WRITTEN BELOW    ALL                                           FOR      AGAINST   ABSTAIN
  1. Election of   [ ]        [ ]         [ ]      2. Ratification of appointment of    [ ]        [ ]       [ ]
     Directors                                        PricewaterhouseCoopers
     (see reverse)                                    LLP as independent public
                                                      accountants

  FOR, except vote withheld from the
  following nominee(s):

  -----------------------------------


                   Change of Address on Reverse Side                    [ ]


                   Will Attend Annual Meeting                           [ ]



                   The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.

            Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Only authorized officers should sign for corporations. PLEASE SIGN AND DATE HERE AND RETURN
            PROMPTLY.

            -------------------------------------------------------------------

            -------------------------------------------------------------------
            SIGNATURE(S)                                          DATE

-------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o







            IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR PROXY CARD AND
                       RETURN IT IN THE ENVELOPE PROVIDED.

                              THANK YOU FOR VOTING.